Exhibit 10.21

FIRST AMENDMENT TO LOCAL MARKETING AGREEMENT

This First Amendment to Local Marketing Agreement (this “First Amendment”), dated as of November     , 2001, to the Local Marketing Agreement, dated as of March 15, 2001, by and among the parties hereto (as amended hereby, the “LMA”) is entered into by and among LIBERMAN BROADCASTING OF HOUSTON, INC., a California corporation (the “Owner”) and HOUSTON BROADCASTING COMPANY, L.P., a Texas limited partnership (the “Broker”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the LMA.

RECITALS

WHEREAS, the parties hereto are parties to the LMA pursuant to which Station has made available airtime on KSEV(AM), Tomball, Texas (the “Station”), to Broker in exchange for the consideration provided for in the LMA and subject to the terms and conditions thereof; and

WHEREAS, the parties desire to amend the LMA as set forth below.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1.    Amendment to Section 9.2 of the LMA.    Section 9.2 of the LMA shall be amended by inserting “$10,000” in lieu of the reference to “$20,000” in the sixth sentence thereof.

2.    Clarification of Engineering Expenses.    The parties agree and acknowledge that (i) Owner’s payment for 2001 shall be $833.33 and (ii) payments to be made pursuant to Section 9.2 represent the only payment obligation of Owner to Broker with respect to the performance of engineering services for the station.

3.    Miscellaneous.

a.    Governing Law.    This First Amendment shall be governed by and interpreted under the laws of the State of Texas, without regard to principles of choice or conflict of laws thereof.

b.    Counterparts.    This First Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same First Amendment.

c.    Reference to LMA.    Except as herein amended, the LMA shall remain in full force and effect and is hereby ratified in all respects. On and after the effectiveness of this First Amendment, each reference in the LMA to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the LMA in any other agreements, documents or other instruments executed and delivered pursuant to or in connection with the LMA shall mean and be a reference to the LMA as amended through this First Amendment.

d.    Successors.    This First Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment on the date first written above.

LIBERMAN BROADCASTING OF HOUSTON, INC.

By:	/s/ Lenard D. Liberman
Lenard D. Liberman, Esq.
Executive Vice President

Date:	November , 2001

HOUSTON BROADCASTING COMPANY, L.P.

By: PAT-RICH, LLC
Its: General Partner

/s/ William Michael Richards
William Michael Richards
President

Date: November , 2001

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By their execution of this acknowledgement, the undersigned, as Guarantors under that certain Guaranty (the “Guaranty”) in favor of Owner with respect to the LMA, hereby acknowledge that they have read this First Amendment and consent to the terms thereof and further hereby confirm and agree that, notwithstanding the effectiveness of the First Amendment, the obligations of the undersigned under the Guaranty shall not be impaired or affected and the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

WILLIAM MICHAEL RICHARDS

By:	/s/ William Michael Richards
Date:	November , 2001

Address:

1217 North Horseshoe Drive
Sugar Land, Texas 77478

CYNTHIA SUE RICHARDS

By:	/s/ Cynthia Sue Richards
Date:	November , 2001

Address:

1217 North Horseshoe Drive
Sugar Land, Texas 77478

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By their execution of this acknowledgement, the undersigned, as Guarantors under that certain Guaranty (the “Guaranty”) in favor of Owner with respect to the LMA, hereby acknowledge that they have read this First Amendment and consent to the terms thereof and further hereby confirm and agree that, notwithstanding the effectiveness of the First Amendment, the obligations of the undersigned under the Guaranty shall not be impaired or affected and the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

DAN SCOTT GOEB

By:	/s/ Dan Scott Goeb
Date:	November , 2001

Address:

3307 Winding Way
Katy, Texas 77450

JANET LEA PATRICIA GOEB

By:	/s/ Janet Lea Patricia Goeb
Date:	November , 2001

Address:

3307 Winding Way
Katy, Texas 77450

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